UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 26, 2010

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 26, 2010, upon the recommendation of the Executive Compensation and Human Resources Committee, our Board of Directors approved the 2011 Performance Incentive Plan (the “2011 PIP”) effective for the performance period January 1, 2011 through December 31, 2011.

As part of our overall compensation program, our 2011 PIP provides an annual cash incentive opportunity for eligible salaried personnel, including those officers designated as Named Executive Officers in our 2010 Proxy Statement, based on the achievement of certain performance metrics.  The 2011 PIP is substantially similar to our 2010 Performance Incentive Plan.

A copy of the 2011 PIP, effective as of January 1, 2011, is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits       (# Compensatory plans or arrangements)

Exhibit Number	Description

10.1	Boston Scientific Corporation 2011 Performance Incentive Plan effective as of January 1, 2011 #

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

Date: November 1, 2010	By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Boston Scientific Corporation 2011 Performance Incentive Plan effective as of January 1, 2011